UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2003

Integrity Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-24134	63-0952549

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Cody Road Mobile, Alabama	36695

(Address of Principal Executive Offices	(Zip Code)

Registrant’s telephone number, including area code (251) 633-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Integrity Media, Inc., dated May 5, 2003, reporting financial results for the quarter ended March 31, 2003.

Item 9. Information Furnished Under Item 12.

     On May 5, 2003, Integrity Media, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and is incorporated herein by reference.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrity Media, Inc.

Date:	May 5, 2003	By:	/s/ P. Michael Coleman

P. Michael Coleman Chairman, President and Chief Executive Officer

Date:	May 5, 2003	By:	/s/ Donald S. Ellington

Donald S. Ellington Senior Vice President of Finance and Administration (Principal Financial and Accounting Officer)

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